Subsequent Events	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events

a)
In December 2016, the Partnership entered into an agreement to acquire Skaugen's 35% ownership interest in Skaugen Gulf Petchem Carriers B.S.C.(c) (or the Skaugen LPG Joint Venture) which owns the LPG carrier Norgas Sonoma. The Partnership entered into this transaction in exchange for a portion of past due amounts owed to the Partnership by Skaugen. The Skaugen LPG Joint Venture’s other shareholders include Nogaholding, which has a 35% ownership interest and Suffun Bahrain W.L.L.,which has a 30% ownership interest. Both Nogaholding and Suffun exercised their respective option to participate in the sale of the Norgas Sonoma and as a result, on April 20, 2017, the Partnership acquired 100% ownership interest in the Norgas Sonoma for $13 million.

b)
On January 23, 2017, the Partnership issued in the Norwegian bond market NOK 300 million (equivalent to approximately $36 million) in new senior unsecured bonds through an add-on to its existing NOK bonds due in October 2021, priced at 103.75% of face value. All principal and interest payments have been economically swapped into U.S. Dollars with a fixed interest rate of 7.69%.

c)
On February 28, 2017, the Partnership took delivery of its third MEGI LNG carrier newbuilding, the Torben Spirit, which commenced its 10-month plus one-year option charter contract with a major energy company on March 3, 2017. The Partnership received proceeds through a sale-leaseback transaction of approximately $125 million in March 2017 for this MEGI LNG carrier newbuilding.

d)
On December 21, 2016, the RasGas 3 Joint Venture, of which the Partnership has a 40% ownership interest, completed its debt refinancing by entering into a $723 million secured term loan facility maturing in 2026 which replaced its outstanding term loan of $610 million. As a result, the RasGas 3 Joint Venture distributed $100 million in February 2017 to its shareholders, of which the Partnership's proportionate share was $40 million.

e)
On March 31, 2017, the Teekay LNG-Marubeni Joint Venture completed the refinancing of its existing $396 million debt facility by entering into a new $335 million U.S. Dollar-denominated term loan maturing in September 2019. As part of the completed refinancing, the Partnership invested $57 million of additional equity, based on its proportionate ownership interest, into the Teekay LNG-Marubeni Joint Venture.

f)
On April 21, 2017, the Partnership entered into a 10-year $174 million sale-leaseback agreement with China Construction Bank Financial Leasing Co. Ltd. (or CCBL) for one of our nine wholly-owned LNG carrier newbuildings scheduled to deliver in late-2017, and at such date, CCBL will take delivery and charter the vessel back to the Partnership. At the end of the 10-year tenor of this lease, the Partnership has an obligation to repurchase the vessel from CCBL.